Exhibit 99.2

United Stationers Inc. Earnings Presentation First Quarter 2010

Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here. These risks and uncertainties include, but are not limited to, the following: United’s ability to manage its operations and respond effectively to prevailing economic conditions and changes affecting the business products industry and the general economy; United’s success in implementing general cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; the availability of financing sources to meet United’s business needs; United’s reliance on key suppliers and the supplier allowances and promotional incentives they provide; United’s reliance on independent dealers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these dealers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of a loss of, or substantial decrease in, the availability of products or service from key suppliers at competitive prices; the impact of variability in customer and end-user demand on United’s product offerings and sales mix and, in turn, on customer rebates payable and supplier allowances earned by United, as well as the cost of liquidating excess or obsolete inventory at a loss; United’s ability to maintain its existing information technology systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions. Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking information in this presentation is given as of this date only, and the Company undertakes no responsibility to update or revise it. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be an exhaustive or complete list. * This is non-GAAP information. A reconciliation of these items to the most comparable GAAP measures is presented on the company’s Website (www.unitedstationers.com) under the Investor Information section. Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

Q1 2010 Headlines Sales increased 3% from Q1 2009 to $1.15 billion. Earnings per diluted share were $0.73, up 11% from Q1 2009 EPS of $0.66*. Gross Margin rate of 14.5% was down from 14.7% last year. Operating expenses in Q1 2010 were $131.1 million, down from $132.0 million* in the prior-year quarter, and were 11.4% of sales versus 11.8%* in the prior-year quarter. Operating income was 3.1%, up slightly from 2.9%* in Q1 2009. Net income increased 17%* from $15.6 million* in Q1 2009 to $18.2 million. Q1 2010 net earnings benefited from lower interest costs of $1.2 million partially offset by a higher tax rate of 38.4%. Net cash provided by operating activities was $83.0 million for 2010 compared to $138.8 million* in 2009. Debt was down $110.7 million during the past twelve months to $441.8 million. The Company repurchased 198,000 shares for $11.7 million in the quarter.

First Quarter 2010 P&L % to sales change $ % to Sales $ % to Sales $ change % change Fav (Unfav) $ Millions (except EPS) Q1 2010 Q1 2010 Q1 2009 Q1 2009 Fav (Unfav) Fav (Unfav) basis points Net Sales 1,154.3 1,121.3 33.0 2.9% Gross Margin 166.9 14.46% 164.3 14.65% 2.6 1.6% (19) Operating Expense 131.1 11.36% 135.4 12.07% 4.3 3.2% 71 Operating Income 35.8 3.10% 28.9 2.58% 6.9 23.9% 52 Interest & Other 6.2 0.54% 7.4 0.66% 1.2 16.2% 12 Taxes 11.4 0.98% 8.0 0.71% (3.4) (42.5%) (27) Net Income 18.2 1.58% 13.5 1.20% 4.7 34.8% 38 Diluted Shares (000s) 24,820 23,810 Diluted EPS 0.73 $ 0.57 $ 0.16 $ 28.1% Effective Tax Rate 38.4% 37.1% Adjusted to exclude 2009 severance charge * Adjusted Operating Income 35.8 3.10% 32.3 2.89% 3.5 10.8% 21 Adjusted Net Income 18.2 1.58% 15.6 1.39% 2.6 16.7% 19 Adjusted Diluted EPS 0.73 $ 0.66 $ 0.07 $ 10.6%

Sales by Product Category – Q1 2010 Technology sales increased modestly, driven by growth in printer imaging products and double-digit growth in hardware. Office Products sales improved sequentially since Q1 2009 rate. Janitorial/Breakroom sales continued to improve with strong growth in OfficeJan offerings. Furniture sales improved sequentially as economic conditions improved. The rate of decline in the furniture category slowed to 9% with stronger performance later in the quarter . Industrial sales grew most significantly in the industrial and oilfield-pipeline channels. Market share improvement efforts implemented in 2009 have begun to produce sales. Sales Sales Sales Sales Sales growth (decline) growth (decline) growth (decline) growth (decline) growth (decline) from Q1 2010 from Q4 2009 from Q3 2009 from Q2 2009 from Q1 2009 Category vs Q1 2009 vs Q4 2008 vs Q3 2008 vs Q2 2008 vs Q1 2008 Technology 3% 12% (7%) (6%) (7%) Office Products 3% 2% (5%) (6%) (8%) Janitorial/ Breakroom 5% 10% 9% 6% (0%) Furniture (9%) (23%) (30%) (33%) (31%) Industrial 8% (18%) (28%) (27%) (18%) Q1 2010 Industrial 6% Furniture 7% Technology 35% Office Products 29% Janitorial/ Breakroom 23%

Sales by Channel – Q1 2010 Independent/Other channel sales continued to grow including double-digit growth in new channels. National accounts sales growth reflects growth initiatives. Sales growth Sales growth Sales growth Sales growth Sales growth (decline) Q1 2010 (decline) Q4 2009 (decline) Q3 2009 (decline) Q2 2009 (decline) Q1 2009 Channel vs Q1 2009 vs Q4 2008 vs Q3 2008 vs Q2 2008 vs Q1 2008 Independent & Other 3% 4% (7%) (8%) (8%) Nationals 1% 2% (4%) (2%) (13%) Q1 2010 Nationals 16% Independent & Other 84%

Gross Margin During Q1 2010, gross margin was positively affected by higher purchase-related allowances earned from suppliers. This favorable margin component was more than offset by significantly lower product cost inflation, competitive pricing pressures and a lower-margin product mix. $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 $200.0 10.0% 12.5% 15.0% 17.5% 20.0% Dollars $164.3 $163.4 $184.9 $178.0 $166.9 Rate 14.7% 14.1% 14.8% 15.1% 14.5% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10

Operating Expense* Operating expense dollars were down $1 million* versus last year. Operating expense ratio improved by 40 basis points* as a percent of sales. This reflects lower depreciation and lower bad debt expense as the need for additional reserves stabilized. Employee related costs increased due to the reversal of certain prior period cost reduction actions and higher distribution labor to serve higher sales and inventory levels. $- $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 7.5% 10.0% 12.5% 15.0% Dollars $132.0 $122.2 $126.3 $133.1 $131.1 Rate 11.8% 10.5% 10.1% 11.3% 11.4% Q1 09 * Q2 09 Q3 09 Q4 09 * Q1 10

Operating Income* $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Dollars $32.3 $41.2 $58.6 $44.9 $35.8 Rate 2.9% 3.6% 4.7% 3.8% 3.1% Q1 09 * Q2 09 Q3 09 Q4 09 * Q1 10

Earnings per Share* $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 - 1.0 EPS $0.66 $0.88 $1.38 $0.98 $0.73 Diluted Shares 23.8 24.0 24.2 24.6 24.8 Q1 09 * Q2 09 Q3 09 Q4 09 * Q1 10

Working Capital Summary Trade A/R trends continue to stabilize. Inventories were up 7% versus Q1 2009. Payables leverage was slightly higher than normal. $ Millions 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 Accounts Receivable, adjusted 573.4 595.6 645.7 641.3 606.2 Inventories (LIFO) 572.2 519.0 533.9 590.9 610.1 Accounts Payable 318.9 374.0 431.8 390.9 433.8 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Net Trade A/R DSO 43 42 42 43 43 Inventory Turns 6.1 7.3 8.1 7.1 6.6 A/P as % Inventory (LIFO) 56% 72% 81% 66% 71% A/P as % Inventory (FIFO) 48% 62% 70% 58% 63%

Cash Flows Improvement in payables leverage and receivables collections, drove $42.5 million and $35.9 million, respectively, in operating cash flow YTD 2010. QTD QTD QTD QTD QTD $ Millions Q1 09 * Q2 09 * Q3 09 * Q4 09 * Q1 10 Net Income 13.5 21.2 33.5 32.8 18.2 Depreciation & Amortization 10.6 10.2 10.9 10.0 9.3 Share-based compensation 2.9 3.0 3.8 2.6 3.3 Change in Accounts Receivable * 59.4 (21.8) (50.3) 4.5 35.9 Change in Inventory 108.1 53.6 (15.1) (56.8) (18.1) Change in Accounts Payable (22.3) 55.4 57.7 (40.9) 42.5 Change in Other Working Capital (30.0) 6.9 20.0 (8.9) (4.1) Change in Working Capital 115.2 94.1 12.3 (102.1) 56.2 Other (3.4) (1.3) (8.9) 1.5 (4.0) Adjusted cash provided by operating activities * 138.8 127.2 51.6 (55.2) 83.0 Capital Expenditures (2.0) (2.8) (4.1) (6.0) (5.7) Proceeds from disposition of fixed assets - 0.1 (0.0) - - Net cash (used for) provided by capital expenditures * (2.0) (2.7) (4.1) (6.0) (5.7) Free Cash Flow * 136.8 124.5 47.5 (61.2) 77.3

Debt and Capitalization Operating cash flow generated in the past twelve months has been used primarily for debt reduction. Total debt down $110.7 million during the past 12 months. Cash and cash equivalents increased $78.2 million during the past 12 months. $ Millions 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 Debt 552.5 471.8 441.8 441.8 441.8 Equity 589.5 619.9 655.2 706.7 730.5 Total capitalization 1,142.0 1,091.7 1,097.0 1,148.5 1,172.3 Debt-to-total capitalization 48.4% 43.2% 40.3% 38.5% 37.7%